                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               MASCO CORPORATION
                               OFFER TO EXCHANGE
                                      ITS
            ZERO COUPON CONVERTIBLE SENIOR NOTES, SERIES B DUE 2031
                       FOR ANY AND ALL OF ITS OUTSTANDING
      ZERO COUPON CONVERTIBLE SENIOR NOTES DUE 2031 (CUSIP NO. 574599AW6)

              DESCRIBED IN THE PROSPECTUS DATED NOVEMBER 18, 2004



THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 17, 2004 UNLESS IT IS EXTENDED. TENDERS OF NOTES MAY BE WITHDRAWN UNTIL THE EXPIRATION DATE.


                 The Exchange Agent for the Exchange Offer is:

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

         By Registered or Certified Mail, By Hand or Overnight Delivery

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                          Institutional Trust Services
                          2001 Bryan Street, 9th Floor
                              Dallas, Texas 75201
                       Attention: Exchanges, Frank Ivins
   Masco Corporation Offer to Exchange Zero Coupon Convertible Senior Notes,
                             Series B due 2031 for
                 Zero Coupon Convertible Senior Notes due 2031

                                 By Facsimile:

                              Fax: (214) 468-6494
                             Attention: Frank Ivins
   Masco Corporation Offer to Exchange Zero Coupon Convertible Senior Notes,
                             Series B due 2031 for
                 Zero Coupon Convertible Senior Notes due 2031

                             Confirm By Telephone:

                                 (800) 275-2048

                                    Online:

                          www.jpmorgan.com/bondholder

     DELIVERY OF THIS LETTER OF TRANSMITTAL ("LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. IN ORDER TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER, YOU MUST DELIVER THIS LETTER OF TRANSMITTAL AND YOUR OLD NOTES (OR A NOTICE OF GUARANTEED DELIVERY) TO THE EXCHANGE AGENT SO THAT THEY ARE BOTH RECEIVED PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

     IF YOU HAVE QUESTIONS REGARDING COMPLETING THIS LETTER OF TRANSMITTAL, YOU MAY CONTACT THE DEALER MANAGERS:

                      CITIGROUP                                         MERRILL LYNCH & CO.
                 388 Greenwich Street                                 4 World Financial Center
               New York, New York 10013                               New York, New York 10080
       Attention: Equity-Linked Capital Markets                Attention: Liability Management Group
              (877) 531-8365 (toll free)                             (888) 654-8637 (toll free)
                                                                   (212) 449-4906 (call collect)

     The exchange offer is made upon the terms and subject to the conditions set forth in the prospectus dated November 18, 2004 (as amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal. We refer to the prospectus and the letter of transmittal together as the "Exchange Offer." Capitalized terms used but not defined in this Letter of Transmittal have the meaning given in the prospectus.


     The Exchange Offer is subject to various conditions as more fully described in the Prospectus. In order to tender Zero Coupon Convertible Senior Notes Due 2031 (the "Old Notes") in the Exchange Offer, you must both

          (1) (A) tender your Old Notes by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") so that the Old Notes are received by the Exchange Agent prior to the expiration of the Exchange Offer in accordance with the procedures described under "The Exchange Offer -- Book-Entry Transfer" in the Prospectus and the instructions in this Letter of Transmittal, or

          (B) deliver a properly completed Notice of Guaranteed Delivery to the Exchange Agent by mail or facsimile so that it is received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to the expiration of the Exchange Offer and otherwise tender your Old Notes in accordance with the guaranteed delivery procedures described under "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus and the instructions in this Letter of Transmittal, and

          (2) submit a properly completed Letter of Transmittal to the Exchange Agent by mail or facsimile so that it is received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to the expiration of the Exchange Offer.

     SEE INSTRUCTION NO. 1 TO THIS LETTER OF TRANSMITTAL. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                 ALL TENDERING HOLDERS MUST COMPLETE THIS BOX:

-------------------------------------------------------------------------
                    DESCRIPTION OF OLD NOTES TENDERED
                AND ELECTION OF NEW NOTES TO BE RECEIVED
-------------------------------------------------------------------------
NAME(S) OF DTC PARTICIPANT(S) AND DTC ACCOUNT
   NUMBER(S) IN WHICH OLD NOTES ARE HELD:
        (MUST BE COMPLETED IF BLANK)
-------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT AT MATURITY TENDERED:
-------------------------------------------------------------------------

OLD NOTES MAY BE TENDERED IN DENOMINATIONS OF $1,000 AND MULTIPLES THEREOF.

IF YOU FAIL TO SPECIFY ALL OLD NOTES HELD SHALL BE DEEMED TENDERED FOR NEW NOTES UNLESS OTHERWISE SPECIFIED ABOVE.

                        METHOD OF DELIVERY OF OLD NOTES

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
     FOLLOWING:

    Name of Tendering Institution
                                 -----------------------------------------------

    DTC Account Number
                                 -----------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)
--------------------------------------------------------------------------------

    Window Ticket Number (if any)
--------------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
--------------------------------------------------------------------------------

    Name of Institution which Guaranteed
--------------------------------------------------------------------------------

    Name of Tendering Institution
--------------------------------------------------------------------------------

    DTC Account Number
--------------------------------------------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
      --------------------------------------------------------------------------

    Address:
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:


     Pursuant to the Exchange Offer by Masco Corporation, a Delaware corporation (the "Company"), and on the terms and subject to the conditions set forth in the Prospectus dated November 18, 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer"), the Company hereby proposes to exchange $1,000 principal amount at maturity of its Zero Coupon Convertible Senior Notes, Series B due 2031 (the "New Notes") and cash ($1.25 per $1,000 principal amount at maturity of New Notes) (the "Exchange Fee") for each $1,000 principal amount at maturity of the Company's outstanding Zero Coupon Convertible Senior Notes due 2031 (the "Old Notes"). Old Notes may be tendered for New Notes.



     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to deliver Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued and the Exchange Fee to be paid in exchange for such Old Notes, present such Old Notes for transfer, and transfer the Old Notes on the books of the Company, and receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.


     The undersigned hereby represents and warrants that (a) the undersigned has read and agrees to all of the terms of the Exchange Offer, (b) the undersigned is the holder of the Old Notes tendered for exchange hereby, (c) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and (d) when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby.

     If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, such Old Notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes when the Company gives oral or written notice thereof to the Exchange Agent. Holders may withdraw their tendered Old Notes at any time until the Expiration Date (as defined in the Prospectus). Holders who have tendered their Old Notes may not withdraw their notes after the Expiration Date. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Fee and the New Notes be credited to the account indicated above maintained at DTC. Any Old Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC.


     The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

     By tendering Old Notes pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this Letter of Transmittal, a holder of Old Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Old Notes held by the broker dealer are held only as a nominee, or (b) such Old Notes were acquired by such broker dealer for its own account as a result of market-making activities or other trading activities and it will deliver the prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a prospectus, such broker dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6.
         SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     The signature line below must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney in fact, executor, administrator, trustee, guardian or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

                                   SIGN HERE

Date ____________________________, 2004

Signature
                    ------------------------------------------------------------

                    ------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Name(s)
                    ------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity or Title
                    ------------------------------------------------------------

Address
                    ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                                 -----------------------------------------------

Taxpayer Identification
or Social Security Number
                                   ---------------------------------------------
             (PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 HEREIN)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Date ____________________________, 2004

Authorized
Signature
                    ------------------------------------------------------------

Name
                    ------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity or Title
                    ------------------------------------------------------------

Address
                    ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                                 -----------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)


  To be completed ONLY if the Exchange Fee is to be paid and the New Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.



Pay the Exchange Fee and issue New Notes to:


Name(s)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
             (PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 HEREIN)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)


  To be completed ONLY if the Exchange Fee and New Notes are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.



Mail Check for Exchange Fee and New Notes to:


Name(s)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
             (PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 HEREIN)

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of Letter of Transmittal; Guaranteed Delivery
Procedures. Timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date.

     Holders who wish to tender their Old Notes who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures:

     - such tender must be made by or through an Eligible Institution (as defined below),

     - a properly completed and duly executed Letter of Transmittal (or facsimile) thereof and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and

     - book-entry confirmation (as defined in the Prospectus) representing all tendered Old Notes, in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution (defined below) in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof) waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

     - this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     - such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Old Notes Tendered and Election of New Notes to be Received" is inadequate, the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. Withdrawal Rights. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn and identify the Old Notes to be withdrawn (including the principal amount of such Old Notes). Any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes and otherwise comply with the procedures of such facility. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the expiration date by following one of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be credited to the account maintained with DTC from which such Old Notes were received as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

     5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

     6. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Old Notes not exchanged will be returned by crediting the account maintained at DTC from which such Old Notes were received. See Instruction 4.

     7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

     8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Dealer Managers at their addresses and telephone numbers set forth below. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Dealer Managers or from your broker, dealer, commercial bank, trust company or other nominee.

                     CITIGROUP                                      MERRILL LYNCH & CO.
               388 Greenwich Street                              4 World Financial Center
             New York, New York 10013                            New York, New York 10080
     Attention: Equity-Linked Capital Markets              Attention: Liability Management Group
            (877) 531-8365 (toll free)                          (888) 654-8637 (toll free)
                                                               (212) 449-4906 (call collect)

     9. Security Transfer Taxes. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith except that holders who instruct the Company to register New Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the tendering holder will be responsible for the payment of any applicable transfer tax thereon.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE
                                EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION


     Each prospective holder of New Notes to be issued pursuant to Special Issuance Instructions must complete the attached Substitute Form W-9. Under current federal income tax law, a holder of New Notes is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on the Exchange Fee in the Exchange Offer and on any payments received in respect of the New Notes. If a holder of New Notes is an individual, the TIN is such holder's social security number. If the Issuer is not provided with the correct taxpayer identification number, a holder of New Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.


     Certain holders of New Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY) properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate Form W-8 will be provided by the Exchange Agent upon request. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 28% of any "reportable payment" made to the holder of New Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9


     To prevent backup withholding on the Exchange Fee in the Exchange Offer and with respect to any payments received in respect of the New Notes, each prospective holder of New Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (a) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (i) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding or (b) an adequate basis for exemption.


WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The prospective holder of New Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Notes. If the New Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

----------------------------------------------------------------------------------------------------------------------
                              PART I  TAXPAYER IDENTIFICATION NO. -- FOR ALL
  SUBSTITUTE                 ACCOUNTS                                                 PART II  FOR PAYEES EXEMPT
                             ------------------------------------------------------
  FORM W-9                    Enter your taxpayer        --------------------------   FROM BACKUP WITH-HOLDING
  DEPARTMENT OF THE TREASURY identification number in                                 (SEE ENCLOSED GUIDELINES)
  INTERNAL REVENUE SERVICE    the appropriate box. For
                              most individuals and sole  --------------------------
  PAYER'S REQUEST FOR         proprietors, this is your
  TAXPAYER IDENTIFICATION     social security number.    Social Security Number
  NO.                         For other entities, it is
                              your employer              OR
                              identification number. If
                              you do not have a number,  --------------------------
                              see "How to Obtain a TIN"
                              in the enclosed
                              Guidelines.                --------------------------
                             Note: If the account is in
                              more than one name, see    Employee Identification
                              the chart in the enclosed  Number
                              Guidelines to determine
                              what number to enter.
----------------------------------------------------------------------------------------------------------------------
 PART III CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
 (3) I am a U.S. person (including a U.S. resident alien).
 Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return.
 For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.
----------------------------------------------------------------------------------------------------------------------

 SIGNATURE                                                             DATE ----------------------, 2004
------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF NEW NOTES TO BE ISSUED PURSUANT TO THE
      SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ALL PAYMENTS MADE TO YOU IN RESPECT OF THE NEW NOTES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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